EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 (the “Report”) by Emmaus Life Sciences, Inc. (the “Registrant”), each of the undersigned hereby certifies that in his capacity as an officer of the Registrant that to his knowledge:

1.	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 14, 2019	/s/ Yutaka Niihara
Yutaka Niihara, M.D. M.P.H.
Chairman and Chief Executive Officer (Principal Executive Officer)

Date: August 14, 2019	/s/ Joseph C. Sherwood III
Joseph C. Sherwood III
Chief Financial Officer (Principal Financial Officer)